SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)  JUNE 5, 2001
                                                       ----------------


                                NTL INCORPORATED
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                      0-30673                      13-4105887
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(State or Other                (Commission                 (IRS Employer
 Jurisdiction of                 File Number)               Identification No.)
   Incorporation)



110 East 59th Street, New York, New York                                10022
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(Address of Principal Executive Offices)                             (Zip Code)


        Registrant's Telephone Number, including area code (212) 906-8440
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.
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     On June 5, 2001, NTL Incorporated (the "Company") entered into an agreement with France Telecom S.A. ("France Telecom") agreeing to amend the terms of the 5% Cumulative Preferred Stock, Series A held by France Telecom and others

The key provisions of the amendment agreed to are as follows:

-    The  redemption  date is  extended  from March 27, 2002 to March 27, 2009

- After March 27, 2002, the dividend rate increases from 5% per annum to 7.9% per annum

-    After March 27, 2003,  the dividend rate increases to 9.9% per annum

- Once the Convertibility Date (as defined below) is set, the dividend rate reduces to 6% per annum

- The Preferred Stock becomes convertible into the Company's common stock beginning on a "Convertibility Date," at which time the conversion price is set at 125% of the immediately preceding 25 trading day volume-weighted average price (the "Convertibility Base Price"). The Convertibility Date is as follows:

     - March 27, 2002, unless NTL elects to delay convertibility until March 27, 2003 or, alternatively, redeems, at its option, all shares of the Preferred Stock on March 27, 2002 in cash;

     - If NTL has delayed, March 27, 2003, unless NTL elects again to delay convertibility until March 27, 2004, which it may only do only if the Convertibility Base Price would be less than or equal to $65 per share; NTL may also elect, instead, to redeem all shares of the Preferred Stock on March 27, 2003 in cash;

     - If NTL has delayed, March 27, 2004, unless NTL elects to redeem all shares of the Preferred Stock on March 27, 2004 in cash.

         Adoption by the Company of the amendment remains subject to certain conditions in accordance with the terms of the Preferred Stock, as well the finalization of the amendment to the Certificate of Designation for the Preferred Stock.

     The full text of the Agreement is attached to this report as Exhibit 99.1.


Item 7.    Financial Statements and Exhibits.                              Page
-------    ----------------------------------                              ----
           Exhibits

99.1       Agreement, dated June 5, 2001.

                                   SIGNATURES
                                   ----------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              NTL INCORPORATED
                                              (Registrant)


                                              By: /s/  Richard J. Lubasch
                                              ---------------------------------
                                              Name:    Richard J. Lubasch
                                              Title:   Executive Vice President-
                                                        General Counsel


Dated: June 7, 2001

                                  EXHIBIT INDEX
                                  -------------

Exhibit
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99.1     Agreement, dated June 5, 2001

                                                                    Exhibit 99.1
                                NTL INCORPORATED

June 5, 2001


Jean-Louis Vinciguerra
France Telecom S.A.
6 Place d'Alleray
Paris 75575

     AMENDMENT OF US$1.85BN 5% CUMULATIVE PREFERRED STOCK, SERIES A OF NTL INCORPORATED ISSUED ON MARCH 27, 2000 (TOGETHER WITH ALL ADDITIONAL SHARES OF SUCH STOCK, IF ANY, ISSUED AS DIVIDENDS ON SUCH STOCK) (THE "EUROTEL PREFERRED")
--------------------------------------------------------------------------------

Dear Jean-Louis:

     Further to our discussion, I am writing to confirm our agreement on behalf of NTL Incorporated ("NTL") and France Telecom S.A. ("FT") on certain amendments to the EuroTel Preferred.

     FT and NTL agree that the Certificate of Designation of the EuroTel Preferred relating to all and any shares of EuroTel Preferred issued prior to the date hereof and to be issued in the future) (the "Certificate of Designation") shall be amended (such amendment, the "Amendment"), subject to obtaining the required consents of all of the holders of EuroTel Preferred, such that:

1. the definition of "EuroTel" shall be amended so as to refer to NTL Cablecom Holding GmbH (the Swiss holding company of the Cablecom group of companies acquired by NTL on March 30, 2000) or such other holding company of such group as NTL and the holders of the EuroTel Preferred from time to time may unanimously agree;

2. with effect from March 27, 2002, dividends on the then outstanding shares of EuroTel Preferred shall accrue quarterly at the rate of 7.9% per annum;

3. with effect from March 27, 2003, dividends on the then outstanding shares of EuroTel Preferred shall accrue quarterly at the rate of 9.9% per annum;

4. with effect from the earliest of the dates set forth in clauses (i), (ii) or (iii) below (the actual time when the shares of EuroTel Preferred actually first become convertible in accordance with clauses (i), (ii) or
     (iii) below, being the "Convertibility Date"), all shares of EuroTel Preferred then issued and outstanding shall become convertible, at the option of FT, in whole or in part and at any time during the period beginning on such Convertibility Date and ending on the actual date of redemption of Eurotel Preferred pursuant to paragraph 6 below, into such number of shares of common stock of NTL as shall equal (A) $1,000 divided by (1) the volume-weighted average of the Current Market Prices (as defined in the Certificate of Designation) of common stock of NTL for the 25 Trading Days (as defined in the Certificate of Designation) preceding the Convertibility Date (the "Convertibility Base Price") multiplied by (2)
     1.25. The Convertibility Date shall be:

     (i) March 27, 2002, unless NTL delivers to FT within five business days prior to such date a written notice stating that it chooses to delay convertibility of EuroTel Preferred until March 27, 2003 or redeems on March 27, 2002 all issued and outstanding shares of EuroTel Preferred at the Redemption Price (as defined in the Certificate of Designation), payable in cash, together with accrued and unpaid dividends thereon, including pursuant to paragraph 12(c) thereof;

     (ii) March 27, 2003, unless NTL delivers to FT within five business days prior to such date a written notice stating that it chooses to delay convertibility of EuroTel Preferred until March 27, 2004 or redeems on March 27, 2003 all issued and outstanding shares of EuroTel Preferred at the Redemption Price (as defined in the Certificate of Designation), payable in cash, together with accrued and unpaid dividends thereon, including pursuant to paragraph 12(c) thereof, provided that NTL shall not be entitled to delay convertibility of EuroTel Preferred if on March 27, 2003 the Convertibility Base Price is (or would be) greater than US$65, and in such case, unless NTL redeems EuroTel Preferred as described above, March 27, 2003 shall be the Convertibility Date and any notice from NTL electing to delay convertibility as aforesaid shall be void and shall have no further force and effect; or

     (iii)March 27, 2004, unless NTL redeems on such date all issued and outstanding shares of EuroTel Preferred at the Redemption Price (as defined in the Certificate of Designation), payable in cash, together with accrued and unpaid dividends thereon, including pursuant to paragraph 12(c) thereof;

5.   notwithstanding   paragraphs   2  and  3  above,   with   effect  from  the
     Convertibility Date, dividends on the then outstanding shares of EuroTel Preferred shall accrue quarterly at the rate of 6.0% per annum; and

6. NTL shall redeem all issued and outstanding shares of EuroTel Preferred on March 27, 2009 at the Redemption Price (as defined in the Certificate of Designation), payable in cash, together with accrued and unpaid dividends thereon, including pursuant to paragraph 12(c) thereof.

     FT agrees that it shall, and it shall use its commercially reasonable efforts to ensure that all other holders of shares of EuroTel Preferred shall, vote in favour, pass all written resolutions and take all other action as may be required on the part of the holders of shares of EuroTel Preferred to approve the Amendment (provided that the form of the Amendment and the form of any other documents related thereto are acceptable to FT and the other holders of EuroTel Preferred, in each case acting reasonably and for the avoidance of doubt, whether such form of the Amendment, or other documents are acceptable shall be determined by reference to implementing the terms of this Letter Agreement (and by reflecting therein such terms as well as making other changes to the Certificate of Designation relating to such implementation) and not by reference to any other document or other amendment to the Certificate of Designation which may be requested by any person) as soon as practicable upon receiving from NTL of the d rafts of the Amendment and the other relevant documents (which NTL agrees to send to FT and such other holders as soon as practicable after the date of this Letter Agreement).

     NTL shall take such action as may be necessary, including without limitation, obtaining all requisite approvals, waiving any applicable standstill provisions and amending the Rights Agreement, dated October 13, 1993, between NTL and Continental Stock Transfer & Trust Company, as amended, to give effect to the Amendment and to permit the conversion of the EuroTel Preferred Stock in accordance with the Amendment.

     No amendment of this Letter Agreement shall be effective unless made in writing signed by or on behalf of each of NTL and FT and expressed to be such amendment.

     No failure or delay by NTL or FT (as the case may be) in exercising any remedy or right under or in relation to this Letter Agreement shall operate as a waiver of the same nor shall any single or partial exercise of any remedy or right preclude any further exercise of the same or the exercise of any other remedy or right.

     No waiver by NTL or FT (as the case may be) of any requirement of this Letter Agreement or of any remedy or right under this Agreement shall have effect unless given by notice in writing signed by NTL or FT (as the case may be). No waiver of any particular breach of the provisions of this Letter Agreement shall operate as a waiver of any subsequent breach.

     This Letter Agreement may be executed in two counterparts and by each of the parties in separate counterparts, each of which shall be deemed to be an original, but both of which shall together constitute one and the same instrument.

     This Letter Agreement shall be governed by and construed in accordance with the laws of the state of New York applicable to contracts to be executed in and to be performed entirely in that state and the parties hereby submit to the jurisdiction of the Supreme Court of the State of New York, County of New York or the U.S. District Court for the Southern District of New York in relation hereto.

     I would be grateful if you would sign one copy of this Letter Agreement on behalf of France Telecom S.A. and return it to me to confirm your agreement to the terms set out above.

I look forward to hearing from you.

Yours sincerely

NTL INCORPORATED


By:     /s/ John F. Gregg
        ------------------------
Name:   John F. Gregg
Title:  Chief Financial Officer


The above terms are agreed and accepted as of the date first written above:

FRANCE TELECOM S.A.


By:     /s/ Jean-Louis Vinciguerra
        ----------------------------------
Name:   Jean-Louis Vinciguerra
Title:  Chief Financial Officer